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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT


     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


                                DECEMBER 11, 2000
                Date of Report (Date of earliest event reported)


                      R.J. REYNOLDS TOBACCO HOLDINGS, INC.
             (Exact name of registrant as specified in its charter)


          DELAWARE                        1-6388                  56-0950247
(State or other jurisdiction     (Commission file number)     (I.R.S. Employer
      of incorporation)                                      Identification No.)

401 NORTH MAIN STREET, WINSTON-SALEM, NC                                27102
(Address of principal executive offices)                              (Zip Code)


                                  336-741-5500
               Registrant's telephone number, including area code


                                 NOT APPLICABLE
          (Former name or former address, if changed since last report)




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ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS

         On December 11, 2000, R.J. Reynolds Tobacco Holdings, Inc. acquired, through a merger, Nabisco Group Holdings Corp., a non-operating public shell company with no material liabilities or assets other than approximately $11.7 billion in cash. Pursuant to an agreement and plan of merger dated June 25, 2000, as amended, RJR Acquisition Corp., a wholly owned subsidiary of RJR, was merged into NGH, with NGH being the surviving corporation. After the merger, NGH changed its name to RJR Acquisition Corp. As consideration, RJR Acquisition Corp. paid $30 for each outstanding share of NGH, or approximately $9.8 billion in the aggregate. Net proceeds to RJR, after payment is made to NGH shareholders and costs related to the transaction are paid, are expected to be approximately $1.5 billion. The source of funds for the cash consideration was provided by the net proceeds of the merger. The acquisition was accounted for as a purchase. RJR's press release dated December 11, 2000, which announced the completion of the acquisition, is attached hereto as Exhibit 99.1.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

(a)      Financial statements of businesses acquired.

              Financial statements of the acquisition are not applicable, as the net assets acquired do not constitute a business.

(b)      Pro forma financial information.

              Pro forma financial information is not applicable, as the net assets acquired do not constitute a business.

(c)      Exhibits.

Exhibit
Number                                  Description
-------                                 -----------

      2.1 Agreement and Plan of Merger dated as of June 25, 2000, among Nabisco Group Holdings Corp., R.J. Reynolds Tobacco Holdings, Inc. and RJR Acquisition Corp. (incorporated by reference to
                 Exhibit 2.1 to Registrant's Quarterly Report on Form 10-Q for the quarter ended June 30, 2000, filed August 7, 2000).

      2.2 Amendment No. 1 to Agreement and Plan of Merger dated as of September 20, 2000 among Nabisco Group Holdings Corp., R.J. Reynolds Tobacco Holdings, Inc. and RJR Acquisition Corp. (incorporated by reference to Exhibit 2.1 to Registrant's Quarterly Report on Form 10-Q for the quarter ended September 30, 2000, filed November 3, 2000).

      2.3 Letter dated October 19, 2000, from R.J. Reynolds Tobacco Holdings, Inc. to Nabisco Group Holdings Corp., electing that Nabisco Group Holdings Corp. be merged with and into RJR Acquisition Corp. under the Agreement and Plan of Merger dated as of June 25, 2000, as amended, among Nabisco Group Holdings

                 Corp., R.J. Reynolds Tobacco Holdings, Inc. and RJR Acquisition Corp. (incorporated by reference to Exhibit 2.2 to Registrant's Quarterly Report on Form 10-Q for the quarter ended September 30, 2000, filed November 3, 2000).

      2.4 Letter dated November 20, 2000, from R.J. Reynolds Tobacco Holdings, Inc. to Nabisco Group Holdings Corp., withdrawing its previous election made on October 19, 2000, and electing that RJR Acquisition Corp. be merged with and into Nabisco Group Holdings Corp. under the Agreement and Plan of Merger dated as of June 25, 2000, as amended, among Nabisco Group Holdings Corp., R.J. Reynolds Tobacco Holdings, Inc. and RJR Acquisition Corp.



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      2.5        Letter dated October 27, 2000, from R.J. Reynolds Tobacco
                 Holdings, Inc. to Nabisco Group Holdings Corp., agreeing that it will pay or cause to be paid to stockholders of Nabisco Group Holdings Corp., in circumstances described in Section 2.02(b) of the Agreement and Plan of Merger dated as of June 25, 2000, as amended, among Nabisco Group Holdings Corp., R.J. Reynolds Tobacco Holdings, Inc. and RJR Acquisition Corp., an amount equal to 100% of the difference between the Net Proceeds (as defined in the Agreement and Plan of Merger) and $11.729 billion (incorporated by reference to Exhibit 2.3 to Registrant's Quarterly Report on Form 10-Q for the quarter ended September 30, 2000, filed November 3, 2000).

     99.1 Press release of R.J. Reynolds Tobacco Holdings, Inc. dated December 11, 2000.



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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                            R.J. REYNOLDS TOBACCO HOLDINGS, INC.
                                       (Registrant)


Date: December 21, 2000     /s/ Kenneth J. Lapiejko
                            ----------------------------------------------------
                            Kenneth J. Lapiejko
                            Executive Vice President and Chief Financial Officer





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                                  EXHIBIT INDEX

Exhibit
Number                                  Description
-------                                 -----------

      2.1 Agreement and Plan of Merger dated as of June 25, 2000, among Nabisco Group Holdings Corp., R.J. Reynolds Tobacco Holdings, Inc. and RJR Acquisition Corp. (incorporated by reference to
                 Exhibit 2.1 to the Registrant's Quarterly Report on Form 10-Q for the quarter ended June 30, 2000, filed August 7, 2000).

      2.2 Amendment No. 1 to Agreement and Plan of Merger dated as of September 20, 2000 among Nabisco Group Holdings Corp., R.J. Reynolds Tobacco Holdings, Inc. and RJR Acquisition Corp. (incorporated by reference to Exhibit 2.1 to Registrant's Quarterly Report on Form 10-Q for the quarter ended September 30, 2000, filed November 3, 2000).

      2.3 Letter dated October 19, 2000, from R.J. Reynolds Tobacco Holdings, Inc. to Nabisco Group Holdings Corp., electing that Nabisco Group Holdings Corp. be merged with and into RJR Acquisition Corp. under the Agreement and Plan of Merger dated as of June 25, 2000, as amended, among Nabisco Group Holdings Corp., R.J. Reynolds Tobacco Holdings, Inc. and RJR Acquisition Corp. (incorporated by reference to Exhibit 2.2 to Registrant's Quarterly Report on Form 10-Q for the quarter ended September 30, 2000, filed November 3, 2000).

      2.4 Letter dated November 20, 2000, from R.J. Reynolds Tobacco Holdings, Inc. to Nabisco Group Holdings Corp., withdrawing its previous election made on October 19, 2000, and electing that RJR Acquisition Corp. be merged with and into Nabisco Group Holdings Corp. under the Agreement and Plan of Merger dated as of June 25, 2000, as amended, among Nabisco Group Holdings Corp., R.J. Reynolds Tobacco Holdings, Inc. and RJR Acquisition Corp.

      2.5 Letter dated October 27, 2000, from R.J. Reynolds Tobacco Holdings, Inc. to Nabisco Group Holdings Corp., agreeing that it will pay or cause to be paid to stockholders of Nabisco Group Holdings Corp., in circumstances described in Section 2.02(b) of the Agreement and Plan of Merger dated as of June 25, 2000, as amended, among Nabisco Group Holdings Corp., R.J. Reynolds Tobacco Holdings, Inc. and RJR Acquisition Corp., an amount equal to 100% of the difference between the Net Proceeds (as defined in the Agreement and Plan of Merger) and $11.729 billion (incorporated by reference to Exhibit 2.3 to Registrant's Quarterly Report on Form 10-Q for the quarter ended September 30, 2000, filed November 3, 2000).

     99.1 Press release of R.J. Reynolds Tobacco Holdings, Inc. dated December 11, 2000.